Barrett Growth Fund	www.barrettgrowthfund.com	November 11, 2009

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) increased 12.45% in the quarter ending September 30, 2009.  The S&P 500 Index gained 15.61%.  Both the Fund and the Lipper Large-Cap Growth Funds Index trailed the S&P 500 for the period.

As the table below indicates, the Fund underperformed its peer group over the past year by a significant margin.  The extent of this underperformance occurred in the quarter that ended in March of this year.  It was in March that the worldwide bear market ended and the recovery began.  With the sharp upturn, stocks that had led the decline since 2008 posted the most significant gains. Many of the companies that moved up were of lower quality and weak financially; we ordinarily do not invest in firms with these characteristics.  During the worst of the market decline prior to the March quarter, the Fund had outperformed its peers.  In essence, we declined less in the bear market, but went up less in the market recovery.  This is not surprising since the Fund is invested

	Total Return	Average Annual Total Returns
	First Quarter	One Year	Five Year	Ten Year
	7/1/09-9/30/09	10/1/08-9/30/09	10/1/04-9/30/09	9/30/99-9/30/09
Barrett Growth Fund	12.45%	(10.42)%	(0.50)%	(1.34)%
Lipper Large-Cap
Growth Funds Index1	14.92%	(1.56)%	1.51%	(3.00)%
S&P 500® Index2	15.61%	(6.91)%	1.02%	(0.15)%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Performance data does not reflect trade date adjustment made to the NAV at the month end. Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratio for the Fund is 3.59% for the fiscal year ended June 30, 2009.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements under the expense limitation agreement between the Fund and its Manager.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.

Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2010 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.  An index is unmanaged.  Investors cannot invest directly in an index.

in companies that historically have produced less volatility than the companies in the Lipper Large Cap Growth Index. Although we are disappointed in the Fund’s recent underperformance versus the benchmarks, we are encouraged by the strong positive returns and the outlook for the future.

The Quarter in Review

Last year, in the third quarter of 2008, the market dropped 8% and more trouble was on the way.  We were in the midst of the Lehman Brothers bankruptcy, the AIG bailout, and the shotgun wedding of Merrill Lynch to Bank of America.  It took until March of this year for markets to stop going down.  Investors concluded that global economies were not in free fall but were actually stabilizing.  Some signs of this recovery included:

•
The rate of decline in Gross Domestic Product (GDP) for the U.S. slowed.  The economy declined 5.4% in the fourth quarter of 2008; 4.6% in the first quarter of this year; and less than 1% in the second quarter. Third quarter GDP preliminary numbers just released were for growth above 3%.

•
Excess inventories were considerably lower than at the beginning of the year implying a need for higher production.  The cash for clunkers program, for example, helped auto dealers to clear inventories.

•	Sales of new and existing homes improved, particularly in formerly weak areas such as California.

•	Chain store sales have improved since their low point in February.

•	Several key international economies showed improvement.

•	Financial institutions reported better than expected profits and the equity values of financial companies improved.

•	Consumer and business confidence improved from very low levels.

The view that global economies had stabilized ignited a powerful rally that was fueled by the oversold nature of the market that had dropped by more than fifty percent from the start of 2008.

Two segments of the market enjoyed especially strong performance in the snap-back.  The technology sector has led the market throughout 2009.  Broadly speaking, technology companies are not inherently defensive, yet they possess some defensive qualities such as strong balance sheets and high profit margins; they should also benefit from an economic recovery.  As referenced above, the second group of stocks that did well was the lower quality companies with weak balance sheets and volatile earnings.  The lowest quality companies in terms of S&P ratings have increased well over 30% this year, whereas many of the highest quality companies are actually down in value. One reason for this is that lower quality companies declined the most last year and many were in difficult financial straights.  Once the economy stabilized it improved the odds that they would escape from the grips of the recession, which resulted in much higher prices.  Conversely, the companies investors retreated to in the midst of the financial crisis were deserted in March once the Armageddon scenario vanished.

The Portfolio

During the quarter the cyclical sectors of the stock market continued to outperform less economically sensitive sectors, such as health care and consumer staples.  The financial sector was the strongest segment of the market.  With a higher weighting in financials, the S&P 500 performed better than the Fund by nearly two percentage points.  During the 2008 bear market, the Fund’s underweighting in financial stocks proved to be a positive influence on performance, but a hindrance once investors concluded that no more major financial institutions would fail.  The Fund’s underweight in consumer discretionary stocks also hurt the Fund as compared to the S&P 500.  Despite the snap-back in consumer discretionary stocks, such as retailers, we think that this sector will remain under pressure for years as consumers pay down unusually high levels of personal debt.  Although the Fund did not carry a high percentage of cash over the quarter, even a small percentage of cash hurt performance in markets that advanced over 15% in three months.

The electrical equipment company, ABB, was the best performer in the Fund for the quarter. Technology holdings, Apple and Google, were also top performers. Devon Energy and Costco rounded out the top five companies. At the other end of the performance scale two technology companies, Riverbed Technology and Oracle Corporation, were in the bottom tier along with Bank of America, Gilead Sciences, and McDonalds.

The following pie chart is a graphical depiction of the sector weightings of the Fund.  As the chart indicates, we remain diversified by sector.  The top holdings of the Fund for the quarter are listed below.

Top Ten Holdings			Sector Weightings
(Percent of Total Assets)*			(Percent of Total Investments)*

1.	Genzyme Corp.	4.15%
2.	Google Inc.	3.63%
3.	ABB Ltd.	3.52%
4.	Devon Energy Corporation	3.45%
5.	Costco Wholesale Corporation	3.30%
6.	Schlumberger Limited	3.27%
7.	Apple Inc.	3.25%
8.	McDonald’s Corp.	3.13%
9.	State Street Corp.	3.08%
10.	Visa, Inc.	2.88%

**  Cash and cash equivalents.

*	Portfolio characteristics are as of September 30, 2009, and are subject to change at any time.

Investment Outlook

After the strong rally of the past two quarters, we think investors will take a wait-and-see attitude with respect to the strength of the economic recovery.  It is possible but unlikely in our view that we will see a strong recovery in 2010.  Consumers continue to retrench by paying down outstanding loans and by limiting discretionary spending.  Although new home inventories are down, existing home inventories remain high and many homeowners have mortgages that exceed the value of their homes.  Additionally, not only is unemployment high but wage gains are also low and higher income taxes are on the way.

We expect the outperformance of lesser quality companies to dissipate and for higher quality issues to recover some ground if the economic recovery proves to be as subdued as we expect.  We think the market can still work higher as the economy improves.  However, a substantial move in the market appears unlikely until the economy can produce stronger revenue growth.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Investment Risks:  Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets   The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use leverage which may increase volatility and possibility of loss. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

The outlook and views presented above are those of the Investment Adviser as of 9/30/09, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views.  These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA). Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

BAI.BGF2009.09
LM.TN09-5571

c/o US Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202
(877) 363-6333 www.barrettgrowthfund.com